Exhibit 99.2
Investor Presentation October 2023

2 Q3 2023 Investor Presentation Forward-Looking Statements Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission (“SEC”), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, changes in general business and economic conditions (including inflation and concerns about inflation) on a national basis and in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; changes in customer behavior; ongoing turbulence in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates; increases in loan default and charge-off rates; decreases in the value of securities in the Company’s investment portfolio; fluctuations in real estate values; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions, customer behavior or adverse economic developments; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; competitive pressures from other financial institutions; acquisitions may not produce results at levels or within time frames originally anticipated; cybersecurity incidents, fraud, natural disasters, war, terrorism, civil unrest, and future pandemics; changes in regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10 K and Quarterly Reports on Form 10 Q as filed with the SEC, which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, HarborOne’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.

A Unique New England Banking Franchise



Branch by Type
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COMPANY HIGHLIGHTS	
Exchange/Ticker:	NASDAQ/HONE
Total Assets:	$5.7 Billion
Total Loans:	$4.7 Billion
Total Deposits:	$4.4 Billion
Market Capitalization:	$437.1 Million (as of 9/30/23)

- HarborOne Bancorp, Inc. is a bank holding company and the parent of HarborOne Bank, a state-chartered trust company.
- HarborOne Bank is headquartered in Brockton, MA with 30 full-service branches throughout Metro Boston, Southeast Massachusetts and Rhode Island and a commercial lending office in Boston and Providence.
- HarborOne Bank is a recognized leader in financial and personal enrichment education and innovation through HarborOne U.
- HarborOne Mortgage, LLC ("HarborOne Mortgage") is a wholly owned subsidiary of HarborOne Bank with 19 offices in Maine, Massachusetts, New Hampshire, New Jersey, Florida and Rhode Island and licensed to lend in 5 additional states.

HarborOne® Bancorp
Q3 2023 Investor Presentation 3

2023 Investor Report 4 Q3 2023 Investor Presentation ▪ Diluted EPS of $0.20, ROA of 0.60%, and ROE of 5.62%. ▪ Asset quality remains solid with coverage ratio flat QOQ at 1.02% ▪ Core deposit growth of $44.2 million, or 1.04% ▪ During the quarter, the Company commenced the sixth stock buyback program for 5% of shares outstanding. ▪ Margin declined from 2.45% in Q2 2023 to 2.34% in Q3 2023. ▪ Noninterest expense down 7.5% Q3 2023 vs Q3 2022. Q3 2023 Highlights Net Income $8.4 Million Diluted Earnings Per Share $0.20 Loan Growth $ 24.7 Million Deposit Growth $ 122.5 Million Tangible Book Value $11.18

5 Q3 2023 Investor Presentation $4.1 B $4.5 B $4.6 B $5.4 B $5.7 B 2019 2020 2021 2022 Q3 '23 15.3% 14.5% 13.6% 11.5% 10.2% 2019 2020 2021 2022 Q3 '23 $3.0 B $3.5 B $3.6 B $4.6 B $4.7 B 2019 2020 2021 2022 Q3 '23 $10.10 $10.88 $11.57 $11.13 $11.18 2019 2020 2021 2022 Q3 '23 Key Performance Metrics Total Assets Total Loans Tier 1 Capital Tangible Book Value

6 Q3 2023 Investor Presentation Key Performance Metrics (Cont.) EPS Net Income Net Interest Margin on FTE Basis Net Interest Income $0.33 $0.82 $1.14 $0.97 $0.53 2019 2020 2021 2022 YTD '23 $18.3 M $44.8 M $58.5 M $45.6 M $23.2 M 2019 2020 2021 2022 YTD '23 3.14% 3.06% 3.12% 3.35% 2.52% 2019 2020 2021 2022 YTD '23 $109.1 M $120.1 M $131.4 M $149.0 M $97.6 M 2019 2020 2021 2022 YTD '23

7 Q3 2023 Investor Presentation Capital Management ▪ The Company remains well capitalized and is able to weather economic volatility. ▪ Continued annual dividend growth with 7% increase in Q1 2023. ▪ Sixth buyback program announced to purchase 2.3 million shares, 14.2 million shares purchased since 2020. ▪ Strong Tangible Capital Ratio of 9.17% with minimal securities categorized as Held to Maturity. ▪ Strong primary and secondary liquidity. 10.5% 8.5% 7.0% 4.0% 13.7% 12.0% 12.0% 10.2% 9.2% Total Capital Tier 1 Capital Tier 1 Common Equity Tier 1 Leverage Tangible Common Equity Minimum Capital Required plus Capital Conservation Buffer HONE Capital Ratios * * All information is as of 9/30/23 unless otherwise noted.

8 Q3 2023 Investor Presentation FHLB $830,785 Fed Funds $208,211 Wholesale Deposits $115,987 Unencumbered securities $6,989 FRB Discount Window, $68,009 FRB BTFP $360,989 Correspondent Banks, $25,000 Liquidity Management Available Funding Sources: $1.4 Billion ▪ Management’s actions to preserve liquidity and Capital: o Cash flow from investment portfolio used to fund loans/reduce borrowings. o Disciplined loan growth. o Established FRB BTFP borrowing line.

9 Q3 2023 Investor Presentation Securities Portfolio Total Securities At Par Value Held to Maturity $19,795 5% Available for Sale $352,328 95% ▪ Securities Portfolio is 5.1% of total assets. ▪ Effective duration of the portfolio is 6.4 years. ▪ Total unrealized loss on the Held to Maturity portfolio is $1.1 million with minimal impact to capital ratios.

10 Q3 2023 Investor Presentation CRE 50% Residential 1-4 Family 32% C&I 10% Construction 4% HELOC & Sec. Mtg. 4% Consumer 0% Loan Portfolio $4.7 Billion

11 Q3 2023 Investor Presentation Commercial Lending $1.6 B $2.1 B $2.3 B $2.9 B $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2019 2020 2021 2022 Q3 '23 Construction Commercial Commercial Real Estate Total Commercial Loans ▪ Commercial loans grew from $1.6 billion in 2019 to $3.0 billion on September 30, 2023, transforming the balance sheet while maintaining strong credit quality. ▪ #3 in volume U.S. Small Business Administration (SBA) Lender in Rhode Island in 2022. ▪ Continued investment in people and technology to promote C&I and Small Business growth within Boston and Providence metro. ▪ 2023 growth focused on high-quality, deep-relationship lending within footprint. $3.0 B

12 Q3 2023 Investor Presentation Flex / Industrial 21% Apartments 16% Retail 13% Hotels 13% Office 9% Health Care 8% All Other Property Types 20% Commercial Real Estate Portfolio $2.35 Billion LTV: 59% LTV: 62% LTV: 59% LTV: 60% LTV: 64% LTV: 65% LTV: 63% New England Focused By Metropolitan Statistical Area MSA 09/30/23 Boston-Cambridge-Quincy, MA $1.2 Bn Providence-New Bedford-Fall River, RI-MA $0.4 Bn Barnstable - Islands, MA $0.2 Bn Manchester-Nashua, NH $0.1 Bn Bridgeport-Stamford-Norwalk, CT $0.1 Bn Other $0.3 Bn Total $2.4 Bn Key Portfolio Metrics Conservative Underwriting Methodology Metric 09/30/23 2024 Maturities / Total CRE Loans 5.7% Loan to Value – Origination 61.7% Reserves / Total NOO CRE Loans 0.9% 30+ CRE Delinquency % 0.3% Criticized Loans / Total CRE Loans 2.3% NPL / Total CRE Loans 0.4% Office - Central Business District / Total CRE Loans 0.5% Diversified Portfolio by Industry Type

13 Q3 2023 Investor Presentation Commercial Real Estate Portfolio Segmentation Industry Non Anchored Anchored Total Portfolio Commentary Retail $40MM $268MM $308MM Low % of Non Anchored Retail. Strong occupancy rate at 92%. Industry Metro Suburban Total Portfolio Commentary Office $12MM $212MM $224MM Low % of Central Business District. Resilient occupancy rate at 91%. Industry Business Focused Leisure Focused Total Portfolio Commentary Hotels $114MM $191MM $306MM Focus on destination boutique leisure with well known sponsors. Industry CoStar Rating 4 CoStar Rating 3 Total Portfolio Commentary Apartments 49% 31% $367MM Focus on high quality properties. Strong occupancy rate at 95%.

14 Q3 2023 Investor Presentation Construction and Commercial & Industrial Portfolio Apartments 39% Flex/Industrial 26% Retail 6% Land Dev. Residential 7% Office 6% Warehouse 11% All Other 5% Health Care 24% Alt. Energy 21% Manufacturing 14% Retail 9% Wholesale Trade 7% RE Leasing 6% Construction 5% Restaurant 5% Education 5% Prof. Svcs 4% Construction: $191 Million Commercial & Industrial: $451 Million ▪ Preference for known sponsors with existing relationships ▪ Diversified portfolio with focus on local relationships ▪ Specialization in Healthcare and Alternative Energy

15 Q3 2023 Investor Presentation Residential 88% HELOC 10% Consumer 1% Construction 1% Residential and Consumer Lending Portfolio $1.7 Billion Key Portfolio Metrics: Residential Conservative Underwriting Methodology Metric 09/30/23 Weighted Average FICO (as of 1/2023) 767 Weighted Average LTV (Origination) 67% Second Home and Investment % 13% Cash-out Refinanced %1 3.5% 30+ Delinquency % 0.2% Key Portfolio Metrics: HELOC Conservative Underwriting Methodology Metric 09/30/23 Weighted Average FICO (as of 1/2023) 769 Weighted Average CLTV 60% Utilization 40% Second Home and Investment % 3.0% 30+ Delinquency % 0.4% 1 Cash-out Refinanced % represents population of loans booked since March 15, 2021

16 Q3 2023 Investor Presentation Credit Quality Nonperforming Loans to Total Assets ($MM) Net Charge-Offs to Average Loans $30.3 $34.1 $36.1 $14.8 $18.8 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 2019 2020 2021 2022 Q3 '23 Residential Commercial Consumer 0.04% 0.10% 0.08% 0.09% 0.08% 2019 2020 2021 2022 YTD '23

17 Q3 2023 Investor Presentation Allowance for Credit Losses (ACL) $47.82 $48.31 +$0.37 +$0.12 $40.0 $42.0 $44.0 $46.0 $48.0 $50.0 June 30, 2023 Change in Pooled Loans Change in Individually Analyzed Loans September 30, 2023 $ Millions ▪ Forecasted unemployment rate assumes a 4.0% rate at the end of 2023, increasing to 4.8% by end of 2024. ▪ Q3 2023 ACL rate of 1.02% of total loans flat from Q2 2023.

Relationship Banking

Deposit Mix


Money Market 21%
Savings 30%
CD 26%
DDA/NOW 23%

- DIF provides excess insurance coverage until February 24, 2024 for certain funds on deposit as of February 24, 2023.

- Long Tenured Relationships:
  - 75% of balances > 5+ year tenure
  - 63% of balances > 10+ year tenure
  - 52% of balances > 15+ year tenure
- YOY Key Relationship Metrics:
  - Consumer HH with primary checking have remained stable
  - The number of business checking accounts increased 6%
- Shift to Self-Service / Payments:
  - 72% usage with 5.2% increase YOY
  - 83% of Consumer HH are digitally engaged
  - 94% of Consumers are active debit card users
- Banking Centers Optimization:
  - Brockton changes: one branch closed July 2023; 3 Banking Centers remain, one remodeled for relationship banking, and ATM added at former branch location.

HarborOne® Bancorp
Q3 2023 Investor Presentation
18

19 Q3 2023 Investor Presentation Deposits Average Quarterly Cost of Deposits 0.18% 0.21% 0.36% 0.84% 1.55% 1.91% 2.28% Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 ▪ In Q3, total deposits increased $122.5 million with growth of CD’s and money market accounts offset by a decline in checking, savings and brokered. Cost of deposits increased 37 basis points to 2.28% for the three months ended September 30, 2023. ▪ HarborOne grew deposit market share in 17 towns YOY; Brockton market share increased 4.6%, despite a reduction in Banking Centers from 4 to 3. ▪ Increased deposits 81% YOY in competitive Boston market branches ▪ Business accounts represent 19% of total deposits with cost of 184 basis points. Q3 core business accounts increased $31 million or 4.3%. ▪ Since the Federal Reserve has started the tightening cycle, Fed funds has increased 525 basis points. In that seven-quarter timeframe, the Bank’s cost of deposits increased 250 basis points. ▪ September 2023 Cost of Deposits was 2.38%

20 Q3 2023 Investor Presentation Mortgage Banking ($ in 000’s) Q3 2023 Q2 2023 Q3 2022 Gain on Sale $2,704 $3,330 $3,809 MSR Fair Value & Amortization $107 $407 $1,652 Servicing Revenue / Other $2,438 $2,327 $2,920 Total Revenue $5,337 $6,034 $8,818 Expenses $5,490 $5,493 $6,610 Net Income $(138) $309 $1,521 Key Drivers/Statistics $ Disbursements $158 MM $172 MM $250 MM Sales Margin 2.16% 2.21% 1.99% FTE’s 137 144 196 Offices 19 25 26 MSR Balance $45.7 MM $44.7 MM $46.0 MM Change in MSR Fair Value $641 K $787 K $2.3 MM 10 year Treasury 4.59% 3.81% 3.83% ▪ Mortgage banking segment continues to be negatively impacted by market conditions and New England seasonality. ▪ Flexible operating model includes expense-disciplined management team. FTE’s have been reduced by 59 YOY. ▪ Net loss of $138K, MSR valuation down despite rate increases, due to valuation multiple caps. ▪ Disbursements down 8% from Q2 and down 37% from Q3 2022. ▪ Expenses of $5.5 million, down $1.1 million or 17% YOY, driven by reduction of commissions, closing of 7 offices, and reduction in force in Q1 and Q3. ▪ Q3 Production volume, 92% purchase, 8% refinance.

21 Q3 2023 Investor Presentation Bank Stand-Alone ▪ Net Income of $9.1 MM, down 27.1% YOY ▪ Net Interest Income of $31.5MM down 20.1% YOY. ▪ Q3 reversal of provision was $113K. ▪ Noninterest income up $853K YOY on swap fee, deposit fees and interchange income. ▪ Noninterest Expenses down $1.4 million YOY on lower salaries and benefits. ▪ FTE’s are down 13 QOQ, 27 YOY. The Bank had a reduction in force in Q2 and evaluates open positions for attrition. ($ in 000’s) Q3 2023 Q2 2023 Q3 2022 Interest Income $62,951 $60,665 $44,116 Interest Expense 31,483 28,175 4,743 Net Interest Income 31,468 32,490 39,373 Provision -113 3,283 668 Non Interest Income 6,511 6,480 5,658 Non Interest Expense 26,272 26,193 27,707 Net Income $9,104 $7,301 $12,490 Key Drivers/Statistics ROAA 0.65% 0.52% 1.04% Efficiency Ratio 68.7% 66.7% 60.0% Margin 2.36% 2.47% 3.49% FTE’s 392 405 419 Nonaccrual Loans $ 18.8MM $20.2 MM $23.3 MM Net charge-off(recovery) rate -% 0.23% (0.08)% ACL/Loans 1.02% 1.02% 1.06%

22 Q3 2023 Investor Presentation Why HarborOne Clear Strategic Focus ▪ Drive organic growth with a focus on Customer Primacy. ▪ Ensure diverse and low cost funding base with significant available liquidity. ▪ Foster customer-centric mission that earns total long-term banking relationships. ▪ Continued rationalization and modernization of Banking Centers. Unique Franchise and Culture ▪ Attractive New England (metro Boston & Providence) footprint. ▪ Focus on retaining and attracting top talent in the communities we serve. ▪ Deep community engagement - 2023 Boston Business Journal Most Charitable Companies list (7th consecutive year). Proven Track Record ▪ Seasoned management team and Board. ▪ Excess capital to manage economic headwinds. ▪ Increasing quarterly dividend with continued stock buybacks. ▪ Prudent cost management with commitment to continuous process enhancement.

23 Q3 2023 Investor Presentation HarborOne U - “Enriching lives through education” Original content, tools, templates, case studies, and calculators to help small businesses achieve financial success. A personalized education platform that helps individuals and families gain skills and build confidence in their financial choices. Consumer Small Business

24 Q3 2023 Investor Presentation A Commitment to Doing What’s Right Mission Statement We provide a personalized experience while caring about every customer. We focus on understanding their financial goals for today and dreams for tomorrow. We are unwavering in our commitment to the communities that we serve. Vision Statement To be our customers’ most trusted financial partner. Our Values Integrity. Teamwork. Trust. Respect. Accountability.